     UNITED STATES

     SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

     FORM 8-K

     CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported):      November 17, 2008

     NEW CONCEPT ENERGY, INC.

     (Exact Name of Registrant as Specified in its Charter)

Nevada	000-08187	75-2399477
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1755 Wittington Place, Suite 340 Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code          972-407-8400

     CABELTEL INTERNATIONAL CORPORATION

     (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition

     On November 17, 2008, New Concept Energy, Inc. (formerly “CabelTel International Corporation,” “GBR” or the “Company”) announced its operational results for the quarter ended September 30, 2008. A copy of the announcement is attached as Exhibit “99.1.”

     The information furnished pursuant to Item 2.02 in this Form 8-K, including Exhibit “99.1” attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly-update or revise the information furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

     (d)     Exhibits.

     The following exhibit is furnished with this Report:

Exhibit Designation	Description of Exhibit
99.1*	Press Release dated November 17, 2008.
_____________________ *Furnished herewith.

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

Dated: November 18, 2008		NEW CONCEPT ENERGY, INC.

	By:	/s/ Gene S. Bertcher
Gene S. Bertcher, President,
Chief Executive Officer and
Chief Financial Officer

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